UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Morningstar, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

heading 6;Your Vote Counts! MORNINGSTAR, INC. 2026 Annual Meeting Vote by May 6, 2026 11:59 PM ET MORNINGSTAR, INC. 22 WEST WASHINGTON STREET CHICAGO, IL 60602 V85201-P41038 You invested in MORNINGSTAR, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 7, 2026. Get informed before you vote View the Annual Report and Notice and Proxy Statement online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to April 23, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email tosendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person or Virtually at the Meeting* May 7, 2026 9:00 AM CDT In Person: Morningstar, Inc. 22 West Washington Street Chicago, IL 60602 Virtually at: www.virtualshareholdermeeting.com/MORN2026 *Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This presents only an overview of the more complete proxy materials, which contain important information. Please follow the instructions on the reverse side to access the proxy materials and vote these important matters. Voting Items Board Recommends 1. To elect ten directors nominated by the Company’s Board of Directors to hold office until the next annual shareholders’ meeting and until their respective successors have been elected and qualified. For Nominees: 1a. Joe Mansueto 1b. Kunal Kapoor For 1c. Anne Bramman For 1d. Robin Diamonte For 1e. Cheryl Francis For 1f. Steve Joynt For 1g. Steve Kaplan For 1h. Bill Lyons For 1i. Doniel Sutton For 1j. Caroline Tsay For 2. Advisory vote to approve executive compensation of the Company’s named executive officers. For 3. Ratification of the appointment of KPMG LLP as Morningstar’s independent registered public accounting firm for 2026. For NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V85202-P41038